                                                                   Exhibit 10.23

                                                                [EXECUTION COPY]

                       SECOND AMENDMENT AND ACKNOWLEDGMENT
                         TO SENIOR MANAGEMENT AGREEMENT

     This Second Amendment and Acknowledgment to Senior Management Agreement (this "AMENDMENT"), dated as of April 6, 2004, is made to the Senior Management Agreement (the "AGREEMENT"), dated as of February 6, 2004, by and among Medtech/Denorex, LLC, a Delaware limited liability company and now known as Prestige International Holdings, LLC (the "COMPANY"), Medtech/Denorex Management, Inc., a Delaware corporation and now known as Prestige Brands, Inc. ("EMPLOYER"), and Gerard F. Butler ("EXECUTIVE"), as amended by the First Amendment and Acknowledgment to Senior Management Agreement, dated March 5, 2004, by and among the Company, Employer and Executive. Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, concurrently herewith, the Company is indirectly acquiring all of the outstanding shares of capital stock of Bonita Bay Holdings, Inc., a Virginia corporation and ultimate parent of Prestige Brands International, Inc. (the "ACQUISITION"); and

     WHEREAS, in connection with the Acquisition, and in order to better reflect the intent of the undersigned, the undersigned desire to amend certain terms of the Agreement, make certain acknowledgments with respect to the Agreement and reaffirm the other term and make provisions of the Agreement.

     NOW, THEREFORE, effective immediately prior to the consummation of the Acquisition (except as otherwise provided in Section 15 below), the undersigned, intending to be legally bound, hereby agree as follows:

1. Each reference, if any, in the Agreement to any of the entities identified below shall be deemed a reference to such entity's new name, as indicated:

     (a)    Medtech/Denorex, LLC n/k/a Prestige International Holdings, LLC;

     (b)    SNS Household Holdings, Inc. n/k/a Prestige Household Holdings,
            Inc.;

     (c)    SNS Household Brands, Inc. n/k/a Prestige Household Brands, Inc.;

     (d) Medtech Acquisition Holdings, Inc. n/k/a Prestige Products Holdings, Inc.;

     (e)    Medtech Acquisition, Inc. n/k/a Prestige Brands, Inc.;

     (f) Medtech/Denorex Management, Inc. n/k/a Prestige Brands, Inc., as successor by merger;

     (g) Denorex Acquisition Holdings, Inc. n/k/a Prestige Personal Care Holdings, Inc.; and

     (h)    Denorex Acquisition, Inc. n/k/a Prestige Personal Care, Inc.

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2.   The fourth introductory paragraph of the Agreement shall be deleted in its entirety and amended and restated as follows:

            The execution and delivery of this Agreement by the Company and Executive is a condition to (A) the purchase of Class B Preferred Units and Common Units by GTCR Fund VIII, L.P., a Delaware limited partnership ("GTCR FUND VIII"), GTCR Fund VIII/B, L.P., a Delaware limited partnership ("GTCR FUND VIII/B"), GTCR Co-Invest II, L.P., a Delaware limited partnership ("GTCR CO-INVEST") and the TCW/Crescent Purchasers (as defined herein) pursuant to a Unit Purchase Agreement among the Company and such Persons dated as of the date hereof (as amended from time to time, the "PURCHASE AGREEMENT") and (B) the purchase of warrants to acquire Class B Preferred Units and Common Units by GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR CAPITAL PARTNERS") and the TCW/Crescent Lenders (as defined herein) pursuant to a Warrant Agreement between the Company and such Persons dated as of the date hereof. Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Purchasers (as defined herein).

3. The definitions for each of the following defined terms in the Agreement shall be deleted in their entirety and amended and restated as follows:

     (a) "CREDIT AGREEMENT" means the Credit Agreement, dated as of April 6, 2004, among Employer, Prestige Brands International, LLC, a Delaware limited liability company, the lenders and issuers party thereto, Citicorp North America, Inc., as administrative agent and Tranche C Agent (as defined therein), Bank of America, N.A., as syndication agent for the lenders and issuers, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent for the lenders and issuers, and the other parties named therein, as the same may be amended, supplemented or otherwise modified from time to time, at any renewal, extension, refunding, restructuring, replacement or refinancing thereof (whether with the original agent or lenders or another agent or agents or other lenders and whether provided under the original Credit Agreement or any other credit agreement).

     (b) "DEBT" means "Indebtedness" as such term is defined in the Credit Agreement.

     (c) "EBITDA" means "Adjusted EBITDA" as such term is defined in the Credit Agreement.

     (d) "LLC AGREEMENT" means the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of April 6, 2004, as amended from time to time pursuant to its terms.

     (e) "MAXIMUM NUMBER OF REPURCHASABLE STANDARD CARRIED COMMON UNITS" means, with respect to any Follow-on Purchaser Equity Investment, the product of the Purchaser Equity Fund Dilution Percentage MULTIPLIED BY the number of Standard

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            Carried Common Units owned by Executive immediately prior to the
            Follow-on Purchaser Equity Investment.

4. The following defined terms in the Agreement shall be deleted in their entirety:

     (a)    Maximum Percentage of Repurchaseable Standard Carried Common Units;

     (b)    Purchaser Mezzanine Fund Dilution Factor; and

     (c)    Purchaser Mezzanine Fund Dilution Percentage.

5.   The following defined terms (and related definitions) shall be added to the
     Agreement:

     (a)    "CAPITAL CONTRIBUTIONS" has the meaning set forth in the LLC
            Agreement.

     (b) "COMET" means The Comet Products Corporation, a Delaware corporation.

     (c) "PRESTIGE" means Prestige Brands International, Inc. a Virginia corporation.

     (d) "REGISTRATION AGREEMENT" means the Registration Rights Agreement, dated as of February 6, 2004, by and among the Company and certain of its securityholders, as amended from time to time pursuant to its terms.

     (e) "SPIC AND SPAN" means the The Spic and Span Company, a Delaware corporation.

6. References in the Agreement to the Transition Services Agreement (including the definition thereof) shall be disregarded.

7. Each reference to "Investor" or "Equity Investor" in the Agreement shall instead be deemed a reference to "Purchaser"; PROVIDED, HOWEVER, that each reference to "Investor" in Sections 3(b)(v) and (vi) of the Agreement shall instead be deemed a reference to "Participating Purchaser".

8. Section 3(b)(ii) of the Agreement shall be deleted in its entirety and amended and restated as follows:

     (ii) Subject to the terms and conditions set forth in this
     SECTION 3(b), in the event of any Follow-on Purchaser Equity Investment, the Purchasers who participated in such Follow-on Purchaser Equity Investment (the "PARTICIPATING PURCHASERS") will have the right to repurchase (the "DILUTION REPURCHASE OPTION") from Executive and his transferees (including for this purpose the Company and, with respect to any Standard Carried Common Units acquired other than pursuant to the Dilution Repurchase Option, the Purchasers) all or any portion of Executive's Maximum Number of Repurchasable Standard Carried Common Units as of such Follow-on Purchaser Equity Investment.

9. Section 3(b)(iv) of the Agreement shall be deleted in its entirety and amended and restated as follows:

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     (iv) As soon as practicable after the Company has determined the
     Maximum Number of Repurchasable Standard Carried Common Units in respect of any Follow-on Purchaser Equity Investment, the Company shall give written notice (the "DILUTION REPURCHASE OPTION NOTICE") to the Participating Purchasers setting forth the Maximum Number of Repurchasable Standard Carried Common Units and the purchase price therefor. The Participating Purchasers may elect to purchase any or all of the Maximum Number of Repurchasable Standard Carried Common Units by giving written notice to the Company within 30 days after the Dilution Repurchase Option Notice has been given by the Company. If the Participating Purchasers elect to purchase an aggregate number greater than the Maximum Number of Repurchasable Standard Carried Common Units, the Maximum Number of Repurchasable Standard Carried Common Units shall be allocated among the Participating Purchasers on a pro rata basis consistent with each such Participating Purchaser's portion of such Follow-on Purchaser Equity Investment Amount. As soon as practicable, and in any event within 10 days after the expiration of the 30-day period set forth above, the Company shall notify each holder of the Standard Carried Common Units as to the number of units being purchased from such holder by the Participating Purchasers, the aggregate consideration to be paid for such units and the time and place for the closing of the transaction (the "DILUTION REPURCHASE NOTICE"). At such time, the Company shall also deliver written notice to each Participating Purchaser setting forth the number of units such Participating Purchaser is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

10. In Section 6(b) of the Agreement, the phrase "must agree in writing to be bound by the provisions of this Agreement and the LLC Agreement" shall be deleted in its entirety and amended and replaced with the phrase "must agree in writing to be bound by the provisions of this Agreement, the LLC Agreement, the Securityholders Agreement and the Registration Agreement".

11. In Section 10(a) of the Agreement, the phrase "the Company, Employer, Medtech, Denorex" shall be deleted in its entirety and amended and replaced, in each case in each instance in which it appears, with the phrase "the Company, Employer, Medtech, Denorex, Spic and Span, Comet, Prestige".

12. EXHIBIT B to the Agreement shall be replaced and superseded in its entirety by the form of EXHIBIT B attached hereto.

13.  The parties hereto agree that the defined term "Substantial
     Underperformance" and the references thereto in the Agreement shall be disregarded until July 1, 2004, at which time such defined term and the references thereto shall be reinstated in the Agreement with full force and effect.

14. Any notices sent to Kirkland & Ellis LLP pursuant to the terms of the Agreement shall be sent to the attention of Kevin R. Evanich, P.C. and Christopher J. Greeno.

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15.  Immediately following the consummation of the Acquisition and the transactions related thereto, the definitions for each of the following defined terms in the Agreement shall be deleted in their entirety and amended and restated as follows:

     (a) "EQUITY EQUIVALENTS" means, at any time, without duplication with any other Equity Securities or Equity Equivalents, any rights, warrants, options, convertible debt or equity securities, exchangeable debt or equity securities, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Equity Securities or securities convertible or exchangeable into Equity Securities, whether at the time of issuance or upon the passage of time or the occurrence of a future event; PROVIDED THAT,
            (i) any of the foregoing shall only be considered an Equity Equivalent to the extent (and only to the extent) that it is convertible or exchangeable into an Equity Security at a price below the then Fair Market Value of such Equity Security and (ii) in no event shall the Senior Preferred Units (as defined in the LLC Agreement) be deemed Equity Equivalents hereunder

     (b) "EQUITY SECURITIES" means all Class A Preferred Units, Class B Preferred Units, Common Units and other Units (as defined in the LLC Agreement) or other equity interests in the Company (including other classes or series thereof having different rights) that are purchased simultaneously with Common Units as a strip of securities as may be authorized for issuance by the Company from time to time. Equity Securities will also include equity of the Company (or a corporate successor to the Company or a Subsidiary of the Company) issued with respect to Equity Securities (i) by way of a unit split, unit dividend, conversion, or other recapitalization, (ii) by way of reorganization or recapitalization of the Company in connection with the incorporation of a corporate successor in accordance with
            Section 15.7 of the LLC Agreement, or (iii) by way of a distribution of securities of a Subsidiary of the Company to the members of the Company following or with respect to a Subsidiary Public Offering.

16. In connection with the Follow-on Purchaser Equity Investment consummated as part of the Acquisition, Executive represents and warrants that Executive owns the 90,054 Standard Carried Common Units being purchased from Executive pursuant to the related Dilution Repurchase Option free and clear of all liens, restrictions, charges and encumbrances (other than as contemplated by the Agreement and the other agreements referenced therein) and the same will not be subject to any adverse claims.

17. Except for the changes noted above, the Agreement shall remain in full force and effect and any dispute under this Amendment shall be resolved in accordance with the terms of the Agreement, including, but not limited to,
     Section 13(g) thereof (Choice of Law).

18. This Amendment may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment and Acknowledgment to Senior Management Agreement on the date first written above.

                                         PRESTIGE INTERNATIONAL
                                         HOLDINGS, LLC

                                         By:         /S/ PETER J. ANDERSON
                                               --------------------------------
                                         Name:       Peter J. Anderson
                                               --------------------------------
                                         Title:      Chief Financial Officer
                                               --------------------------------

                                         PRESTIGE BRANDS, INC.

                                         By:         /S/ PETER J. ANDERSON
                                               --------------------------------
                                         Name:       Peter J. Anderson
                                               --------------------------------
                                         Title:      Vice President
                                               --------------------------------


                                           /S/ GERARD F. BUTLER
                                         ---------------------------------------
                                         GERARD F. BUTLER

Agreed and Accepted:

GTCR FUND VIII, L.P.

By:      GTCR Partners VIII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner II, L.L.C.
Its:     General Partner

By:   /S/ DAVID A. DONNINI
   -------------------------------------
Name:     David A. Donnini
Its:      Principal

GTCR FUND VIII/B, L.P.

By:      GTCR Partners VIII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner II, L.L.C.
Its:     General Partner

By:   /S/ DAVID A. DONNINI
   -------------------------------------
Name:     David A. Donnini
Its:      Principal


  [PRESTIGE INTERNATIONAL HOLDINGS, LLC: SIGNATURE PAGE TO SECOND AMENDMENT AND
                 ACKNOWLEDGMENT TO SENIOR MANAGEMENT AGREEMENT]

GTCR CO-INVEST II, L.P.

By:      GTCR Golder Rauner II, L.L.C.
Its:     General Partner

By:   /S/ DAVID A. DONNINI
   --------------------------------------
Name:     David A. Donnini
Its:      Principal


GTCR CAPITAL PARTNERS, L.P.

By:      GTCR Mezzanine Partners, L.P.
Its:     General Partner

By:      GTCR Partners VI, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:   /S/ DAVID A. DONNINI
   --------------------------------------
Name:     David A. Donnini
Its:      Principal


TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
TCW/CRESCENT MEZZANINE TRUST III
TCW/CRESCENT MEZZANINE PARTNERS III
   NETHERLANDS, L.P.

By:    TCW/Crescent Mezzanine
       Management III, L.L.C.,
       its Investment Manager

By:    TCW Asset Management Company,
       its Sub-Advisor


By:  /S/ TIMOTHY P. COSTELLO
   --------------------------------------
Name:    Timothy P. Costello
Its:     Managing Director


  [PRESTIGE INTERNATIONAL HOLDINGS, LLC: SIGNATURE PAGE TO SECOND AMENDMENT AND
                 ACKNOWLEDGMENT TO SENIOR MANAGEMENT AGREEMENT]

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                                                                       EXHIBIT B

                                     EBITDA

Fiscal Year                                     Annual EBITDA
-----------                                     -------------
2004                                            $  102 million

2005                                            $  102 million

2006                                            $  102 million

2007                                            $  102 million

2008                                            $  102 million